IMPAC FUNDING CORPORATION,
                               as Master Servicer,


                         IMPAC CMB TRUST SERIES 2004-9,
                                    as Issuer


                                       and


                             WELLS FARGO BANK, N.A.,
                              as Indenture Trustee,


                         -------------------------------

                           AMENDMENT NO. 1 dated as of
                            December 28, 2004 to the


                               SERVICING AGREEMENT

                          Dated as of October 28, 2004

                         -------------------------------


                                 Mortgage Loans

                          Impac CMB Trust Series 2004-9



________________________________________________________________________________

________________________________________________________________________________

         AMENDMENT NO. 1 made as of this 28th day of December 2004, among Impac Funding Corporation, as Master Servicer (the "Master Servicer" ), Impac CMB Trust Series 2004-9, as Issuer (the "Issuer") and Wells Fargo Bank, N.A., as Indenture Trustee (the "Indenture Trustee").

                               W I T N E S S E T H

         WHEREAS, the Issuer, the Indenture Trustee and the Master Servicer entered into a Servicing Agreement (the "Agreement") dated as of October 28, 2004, relating to the servicing of Mortgage Loans in connection with Impac CMB Trust Series 2004-9; and

         WHEREAS, the Issuer, the Master Servicer and the Indenture Trustee desire to amend the terms of the Agreement pursuant to and in accordance with
Section 7.01 of the Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Issuer, the Master Servicer and the Indenture Trustee agree as follows:

1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

2. Effective as of December 28, 2004 the Servicing Agreement is hereby amended as follows:

         (A) The phrase "The Master Servicer may, on behalf of the Issuer, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price therefore," in Section 3.18 of the Servicing Agreement shall be deleted in its entirety and replaced with the phrase "The Master Servicer, on behalf of the Issuer, may either purchase itself or sell to a third-party, but is not obligated to, repurchase from the Issuer any Mortgage Loan delinquent in payment for a period of 90 days or longer for a price equal to the Repurchase Price therefor."

         (B) The phrase "Furthermore, the Master Servicer will have the option to purchase, at any one time, 1.00% (and in any case, at least 5 Mortgage Loans) of the Mortgage Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a purchase price equal to the aggregate fair market value of such Mortgage Loans," in Section 3.13(g) of the Servicing Agreement shall be deleted in its entirety and replaced with the phrase "Furthermore, the Master Servicer will have the option to purchase, at any one time, 1.00% (and in any case, at least 5 Mortgage Loans) of the Mortgage Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a price equal to the Repurchase Price of such Mortgage Loans."

        IN WITNESS WHEREOF, the parties have caused this Amendment to the Servicing Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                 IMPAC FUNDING CORPORATION,
                                 as Master Servicer


                                 By:  /s/ Lisa A. Duehring
                                    --------------------------------------------
                                 Name:    Lisa A. Duehring
                                 Title:   Senior Vice President


                                 IMPAC CMB TRUST SERIES 2004-9,
                                 as Issuer

                                 Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee


                                 By:  /s/ Rachel L. Simpson
                                    --------------------------------------------
                                 Name:    Rachel L. Simpson
                                 Title:   Financial Services Officer


                                 WELLS FARGO BANK, N.A.,
                                 as Indenture Trustee


                                 By:  /s/ Sandra Whalen
                                    --------------------------------------------
                                 Name:    Sandra Whalen
                                 Title:   Vice President

Acknowledged and Agreed:

AMBAC ASSURANCE CORPORATION


By: /s/ Iain Bruce
   --------------------------------------------
Name:   Iain Bruce
Title:  Managing Director